UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

__________________

Date of Report (Date of earliest event reported):  March 16, 2021

__________________

GYRODYNE, LLC

___________________

(Exact name of Registrant as Specified in its Charter)

New York	001-37547	46-3838291
(State or other jurisdiction	(Commission File	(I.R.S. Employer
of incorporation)	Number)	Identification No.)

ONE FLOWERFIELD

SUITE 24

ST. JAMES, NEW YORK 11780

___________________

(Address of principal executive

offices) (Zip Code)

(631) 584-5400

____________________

Registrant’s telephone number,

including area code

N/A

__________________

(Former name or former address, if changed since last report.)

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares of Limited Liability Company Interests	GYRO	Nasdaq Capital Market

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17  CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company   ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Item 1.02         Termination of a Material Definitive Agreement

Gyrodyne, LLC, a New York limited liability company (the “Company”), received a notice dated March 16, 2021 (the “Termination Notice”) from BSL St. James LLC, a New York limited liability company (“BSL”), that it is terminating that certain Purchase and Sale Agreement dated as of August 27, 2019 (as amended, the “Agreement”) between BSL and GSD Flowerfield LLC, a NewYork limited liability company and wholly-owned subsidiary of the Company (“GSD Flowerfield”), for the sale of an approximately nine acre parcel of vacant land (the “Property”) within the Company’s 68-acre Flowerfield property in Smithtown, New York, for a purchase price of $16,800,000.

As is customary, the Agreement provided that BSL would have the right to terminate the Agreement by written notice to GSD Flowerfield prior to the expiration of a defined inspection period (which had been extended via amendments to the Agreement) if BSL was not fully satisfied, in BSL’s sole discretion, as to the status of title, suitability of the Property and all factors concerning same, in which case BSL would have the right to receive a refund of its earnest money deposit. The Termination Notice referenced the foregoing termination right and requested the return of the earnest money deposit to BSL in accordance with the provisions of the Agreement.

The description of the Agreement contained in this Report is only a summary of the Agreement’s material terms, does not purport to be a complete description of the rights and obligations of the parties thereunder and is qualified in its entirety by reference to the full text of the Agreement, which was filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K, filed with the Securities and Exchange Commission on August 30, 2019.

The Property is included in the Company’s subdivision application with the Town of Smithtown, New York, to subdivide the entire Flowerfield property into nine separate parcels (one parcel of which is a catering hall facility sold by the Company in 2002). The Company believes the termination of the Agreement should have no impact on the subdivision application, and will continue to actively market its entire Flowerfield property on the basis of nine subdivided lots subject to and contingent upon approvals for the subdivision and related entitlements. Although the Termination Notice made reference to a desire to continue discussions with the Company with respect to an expanded agreement, there is no assurance that any such discussions will result in a new agreement or that any such new agreement will lead to a consummated transaction. The Company may also entertain offers from potential buyers who may be willing to purchase the entire Flowerfield property or portions thereof on an “as is” basis that the Company finds more attractive from a timing or value perspective than values we believe may be reasonably achievable through completing the entitlement and subdivision process ourselves.

The Company’s corporate strategy is to enhance the value of its Flowerfield and Cortlandt Manor properties by pursuing entitlement opportunities and enhancing the value of its leases. The Company believes its land entitlement efforts will enhance estimated distributions per share through the improved values (a large amount of which has already been included in the reported value for real estate held for sale) from the sales of the Flowerfield and Cortlandt Manor properties net of the costs to achieve the improved values and other expenses.

As previously reported, based on the current status of the entitlement process, the pandemic’s impact on such process and the expected timing of property sales, the Company believes it is prudent to extend the targeted completion of distributing net proceeds to our shareholders from the sale of our properties from December 31, 2021 to December 31, 2022. The Company is currently reviewing its cost structure, marketing efforts and what effect the termination of the Agreement may have on the value of the Company’s net assets and estimated enhanced range of net asset values (range of values assuming property lots are sold after securing entitlements and targeted density consistent with subdivision applications).

Forward-Looking Statement Safe Harbor

The statements made in this Report that are not historical facts constitute "forward-looking information" within the meaning of the Private Securities Litigation Reform Act of 1995, and Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, both as amended, which can be identified by the use of forward-looking terminology such as "may," "will," "anticipates," "expects," "projects," "estimates," "believes," "seeks," "could," "should," or "continue," the negative thereof, other variations or comparable terminology as well as statements regarding the evaluation of strategic alternatives. Important factors, including certain risks and uncertainties, with respect to such forward-looking statements that could cause actual results to differ materially from those reflected in such forward-looking statements include, but are not limited to, the impact of the Covid-19 pandemic on our operations and financial results, the risk that the proceeds from the sale of Gyrodyne's assets may be substantially below Gyrodyne's estimates, the risk that the proceeds from the sale of our assets may not be sufficient to satisfy Gyrodyne's obligations to its current and future creditors and other unforeseeable expenses related to the process of seeking entitlements, the tax treatment of condemnation proceeds, the effect of economic and business conditions, including risks inherent in the real estate markets of Suffolk and Westchester Counties in New York, risks and uncertainties relating to developing Gyrodyne's undeveloped property in St. James, New York and other risks detailed from time to time in the Company's SEC reports.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

GYRODYNE, LLC

By:	/s/ Gary Fitlin
Gary Fitlin
President and Chief Executive Officer

Date:  March 22, 2021